Acquisition of Liberty Dialysis Holdings- Pro Forma	6 Months Ended
Jun. 30, 2013
Notes to Consolidated Financial Statements [Abstract]
Acquisition Of Liberty Dialysis Holding [TextBlock]

Pro Forma Financial Information

The following financial information, on a pro forma basis, reflects the consolidated results of operations as if the Liberty Acquisition and the divestitures described above had been consummated on January 1, 2011. The pro forma information includes adjustments primarily for elimination of the investment gain and the gain from the retirement of debt. The pro-forma financial information is not necessarily indicative of the results of operations as it would have been had the transactions been consummated on January 1, 2011.

	For the three months ended June 30,	For the six months ended June 30,
	2012	2012

Net revenue	$3,420,560	$6,782,198
Net income attributable to shareholders of FMC-AG & Co. KGaA	266,093	529,400
Income per ordinary share
Basic	$0.87	$1.74
Fully diluted	$0.87	$1.73